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Exhibit 4.01

[GRAPHIC]	DEXCOM, INC.	[GRAPHIC]
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
COMMON STOCK		COMMON STOCK
THIS CERTIFIES THAT		CUSIP 252131 10 7 SEE REVERSE FOR CERTAIN DEFINITIONS

IS THE OWNER OF
FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK $0.001 PAR VALUE OF
DEXCOM, INC.

transferable on the books of the Corporation in person or by duly authorized attorney in fact upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
WITNESS the facsimile signatures of its duly authorized officers.
Dated:
/s/ STEVEN J. KEMPER ASSISTANT SECRETARY	[SEAL]	/s/ ANDREW P. RASDAL PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
TRANSFER AGENT AND REGISTRAR
BY
AUTHORIZED SIGNATURE

AMERICAN BANK NOTE COMPANY 711 ARMSTRONG LANE COLUMBIA, TENNESSEE 38401 (931) 388-3003	PRODUCTION COORDINATOR: MIKE PETERS: 931-490-1714 PROOF OF MARCH 22, 2005 DEXCOM, INC. TSB 19169 FACE
SALES: J. DICKINSON: 773-429-0698	OPERATOR: TERESA
ETHER 19 / LIVE JOBS / D / DEXCOM / 19169 FACE	NEW

COLORS SELECTED FOR PRINTING: Intaglio prints in SC-3 dark green.

COLOR: This proof was printed from a digital file or artwork on a graphics quality, color laser printer. It is a good representation of the color as it will appear on the final product. However, it is not an exact color rendition, and the final printed product may appear slightly different from the proof due to the difference between the dyes and printing ink.

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF:             OK AS IS             OK WITH CHANGES             MAKE CHANGES AND SEND ANOTHER PROOF

        The Corporation shall furnish without charge to each shareholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT	—		Custodian
TEN ENT	—	as tenants by the entireties			(Cust)	(Minor)
JT TEN	—	as joint tenants with right of			under Uniform Gifts to Minors
		survivorship and not as tenants			Act
		in common				(State)
			UNIF TRF MIN ACT	—		Custodian (until age	)
(Cust)
under Uniform Transfers
(Minor)
to Minors Act
(State)

Additional abbreviations may also be used though not in the above list.

        FOR VALUE RECEIVED,                        hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
X
Signature(s) Guaranteed	X
	NOTICE:	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
By
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

AMERICAN BANK NOTE COMPANY 711 ARMSTRONG LANE COLUMBIA, TENNESSEE 38401 (931) 388-3003	PRODUCTION COORDINATOR: MIKE PETERS: 931-490-1714 PROOF OF MARCH 22, 2005 DEXCOM, INC. TSB 19169 BACK
SALES: J. DICKINSON: 773-429-0698	OPERATOR: TERESA
ETHER 19 / LIVE JOBS / D / DEXCOM / 19169 BACK	NEW

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF:             OK AS IS             OK WITH CHANGES             MAKE CHANGES AND SEND ANOTHER PROOF

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  Exhibit 4.01